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                                                                   EXHIBIT 10.34




                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.











                                LICENSE AGREEMENT

                                     between

                          TRANSKARYOTIC THERAPIES, INC.

                                       and

                             MARION MERRELL DOW INC.

                            dated as of March 1, 1995





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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                TABLE OF CONTENTS


         ARTICLE 1.  DEFINITIONS............................................  1
         1.1.       "Affiliate".............................................  1
         1.2.       "Customer"..............................................  1
         1.3.       "Development Committee".................................  1
         1.4.       "Development Phase" ....................................  2
         1.5.       "Effective Date"........................................  2
         1.6.       "ELA"...................................................  2
         1.7.       "First Commercial Sale".................................  2
         1.8.       "FDA"...................................................  2
         1.9.       "Fully Absorbed Costs"..................................  2
         1.10.      "     *     "...........................................  2
         1.11.      "Gross Margin"..........................................  2
         1.12.      "IND"...................................................  3
         1.13.      "MMD Territory".........................................  3
         1.14.      "Manufacturing Know-How"................................  3
         1.15.      "Net Revenues"..........................................  3
         1.16.      "Net Sales".............................................  3
         1.17.      "PLA"...................................................  4
         1.18.      "Program"...............................................  5
         1.19.      "Research Committee"....................................  5
         1.20.      "Research Phase"........................................  5
         1.21.      "Research Program"......................................  5
         1.22.      "Third Party"...........................................  5
         1.23.      "TKT Patent Rights".....................................  5
         1.24.      "TKT Technology"........................................  5

ARTICLE 2.  SCOPE AND STRUCTURE.............................................  5
         2.1.       General.................................................  6
         2.2.       Relationship of TKT and MMD.............................  6
         2.3.       Commercialization of *******************................  6
                    2.3.1.          ****************************************
                                    Collaborations Prior to the *******
                                    Anniversary of this Agreement...........  6
                    2.3.2.          **********************************
                                    Collaborations Following the ******
                                    Anniversary of this Agreement...........  7
         2.4.       Development and Commercialization of an
                    Additional Gene Activated Protein.......................  7

ARTICLE 3.  LICENSE GRANTS; MANUFACTURING AND MARKETING
         RIGHTS.............................................................  7
         3.1.       Grant of License Rights by TKT to MMD...................  7
                    3.1.1.          Exclusive ************** License........  7
                    3.1.2.          Sublicenses of *************............  7
                    3.1.3.          Exclusive Manufacturing Know-How
                                    License.................................  7
                    3.1.4.          Sublicenses of Manufacturing Know-How...  8
         3.2.       Grant of License Rights by MMD to TKT...................  8
         3.3.       Reservation of Rights...................................  8


                                       (i)

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                    3.3.1.          TKT Reservation.........................  8
                    3.3.2.          MMD Reservation.........................  9
                    3.3.3.          Manufacture of ******************.......  9

ARTICLE 4.  THE RESEARCH PHASE..............................................  9
         4.1.       Conduct of the Research Program.........................  9
                    4.1.1.          General.................................  9
                    4.1.2.          Research Plan...........................  9
                    4.1.3.          Subcontracts............................  9
                    4.1.4.          Data....................................  9
                    4.1.5.          Reports by TKT.......................... 10
                    4.1.6.          Assistance by MMD....................... 10
                    4.1.7.          ***************************............. 10
         4.2.       Funding of the Research Program......................... 10
         4.3.       Term of the Research Phase.............................. 11
                    4.3.1.          Completion of the Research Phase........ 11
                    4.3.2.          Term of the Research Phase.............. 11

ARTICLE 5.  THE DEVELOPMENT PHASE........................................... 11
         5.1.       Conduct of the Development Phase........................ 11
                    5.1.1.          Commencement of the Development Phase... 11
                    5.1.2.          Development Phase....................... 11
                    5.1.3.          Annual Development Plan................. 12
                    5.1.4.          Adjustment of Development Phase
                                    Milestones.............................. 12
                    5.1.5.          Attendance at Regulatory Meetings....... 13
         5.2.       Funding of the Development Phase........................ 13
         5.3.       Development Information................................. 13
                    5.3.1.          Information for Regulatory Submissions.. 13
                    5.3.2.          Reports to Development Committee........ 13
                    5.3.3.          Regulatory Submissions.................. 13
                    5.3.4.          Adverse Event Information............... 13
         5.4.       Certain Prohibited Actions.............................. 13
         5.5.       Development Phase Manufacturing......................... 14
         5.6.       Manufacturing Costs..................................... 14
         5.7.       Assistance by TKT....................................... 14
         5.8.       Regulatory Matters and Commercialization................ 14
                    5.8.1.          Commercialization....................... 14
                    5.8.2.          Marketing Plans......................... 14
                    5.8.3.          Co-Development, Co-Promotion and Co-
                                    Marketing............................... 14

ARTICLE 6.  RESEARCH, DEVELOPMENT AND REGULATORY
         COORDINATION....................................................... 16
         6.1.       Research Committee...................................... 16
                    6.1.1.          General................................. 16
                    6.1.2.          Minutes................................. 16
         6.2.       Development Committee................................... 16
                    6.2.1.          General................................. 16
                    6.2.2.          Minutes................................. 17
         6.3.       General Disagreements................................... 17
         6.4.       Visit of Facilities..................................... 17

                                      (ii)

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         6.5.       Annual Review and Planning Meeting..................... 17

ARTICLE 7.  MILESTONES AND ROYALTIES....................................... 17
         7.1.       Milestone Payments..................................... 17
         7.2.       Royalties.............................................. 18
                    7.2.1.          Royalties Based on Net Sales of
                                        *     ........................... 18
                    7.2.2.          Alternative Royalty Based on Gross
                                    Margin................................. 19
                    7.2.3.          Sharing of Revenues From Sublicensees.. 19
                    7.2.4.          Adjustment of Royalty Rates............ 19
         7.3.       Royalty Reports, Exchange Rates........................ 20
         7.4.       Audits................................................. 21
                    7.4.1.          Procedure.............................. 21
                    7.4.2.          Expenses............................... 21
                    7.4.3.          Sublicenses............................ 21
                    7.4.4.          Confidential Treatment................. 21
         7.5.       Royalty Payment Terms.................................. 21
         7.6.       Form of Payment........................................ 21
         7.7.       Withholding Taxes...................................... 22
         7.8.       Interest on Late Payments.............................. 22

ARTICLE 8.  INTELLECTUAL PROPERTY RIGHTS................................... 22
         8.1.       Ownership.............................................. 22
                    8.1.1.          Ownership of Discoveries and
                                    Improvements........................... 22
                    8.1.2.          Cooperation of Employees............... 23
         8.2.       Filing, Prosecution and Maintenance of TKT Patent
                    Rights and TKT Technology.............................. 23
                    8.2.1.          Filing, Prosecution and Maintenance.... 23
                    8.2.2.          Patent Filing Costs.................... 24
         8.3.       Cooperation............................................ 24
         8.4.       Notification of Patent Term Restoration................ 24
         8.5.       No Other Technology Rights............................. 25
         8.6.       Enforcement of TKT Patent Rights and TKT
                    Technology; Defense of Infringement Actions............ 25
                    8.6.1.          MMD's First Right to Respond........... 25
                    8.6.2.          No Adverse Settlement without TKT
                                    Consent................................ 25
                    8.6.3.          Sharing of Litigation and Settlement
                                    Expenses............................... 25
                    8.6.4.          TKT's Second Right to Respond.......... 26
                    8.6.5.          TKT's Second Right to Defend
                                    Infringement Actions; Payment of
                                    Royalties by TKT....................... 26
         8.7.  Costs of Acquiring Additional Technology other
                    than Manufacturing Know-How............................ 26

ARTICLE 9.  CONFIDENTIALITY................................................ 27
         9.1.       Nondisclosure Obligations.............................. 27
                    9.1.1.          General................................ 27
                    9.1.2.          Limitations............................ 27

                                      (iii)

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         9.2.       Materials............................................. 27
                    9.2.1.          ******************************........ 28
                    9.2.2.          Samples............................... 28
         9.3.       Terms of this Agreement............................... 28
         9.4.       Publications.......................................... 28
                    9.4.1.          Procedure............................. 28
                    9.4.2.          Delay................................. 29
                    9.4.3.          Resolution............................ 29
         9.5.       Injunctive Relief..................................... 29

ARTICLE 10.  REPRESENTATIONS AND WARRANTIES............................... 29
         10.1.      General............................................... 29
                    10.1.1.  Authorization................................ 29
                    10.1.2.  No Inconsistent TKT Arrangements............. 29
                    10.1.3.  Exclusivity.................................. 29
                    10.1.4.  Licensed Technology.......................... 29
         10.2.      Patent Validity....................................... 30
                    10.2.1.  Title. ...................................... 30
                    10.2.2.  No Encumbrances.............................. 30
                    10.2.3.  Non-Infringement............................. 30
         10.3.      Financial Statements.................................. 30

ARTICLE 11.  INDEMNITY.................................................... 30
         11.1.      MMD Indemnity Obligations............................. 30
         11.2.      TKT Indemnity Obligations............................. 30
         11.3.      Procedure............................................. 31
         11.4.      Insurance............................................. 31

ARTICLE 12.  TERM AND TERMINATION......................................... 31
         12.1.      Expiration............................................ 31
         12.2.      Termination........................................... 32
         12.3.      Effect of Termination................................. 33

ARTICLE 13.  MISCELLANEOUS................................................ 33
         13.1.      Force Majeure......................................... 33
         13.2.      Assignment............................................ 34
         13.3.      Severability.......................................... 34
         13.4.      Notices............................................... 34
         13.5.      Applicable Law........................................ 35
         13.6.      Dispute Resolution.................................... 35
         13.7.      Entire Agreement...................................... 37
         13.8.      Headings.............................................. 37
         13.9.      Independent Contractors............................... 37
         13.10.     Agreement Not to Solicit Employees.................... 37
         13.11.     Exports............................................... 37
         13.12.     Waiver................................................ 37
         13.13.     Counterparts.......................................... 37


                                      (iv)

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                                LICENSE AGREEMENT


         THIS LICENSE AGREEMENT dated as of March 1, 1995 (the "Agreement") is made between TRANSKARYOTIC THERAPIES, INC., a Delaware corporation having its principal place of business at 195 Albany Street, Cambridge, Massachusetts 02139 ("TKT"), and MARION MERRELL DOW INC., a Delaware corporation having its principal place of business at 9300 Ward Parkway, Kansas City, Missouri 64114-0480 ("MMD").

                                 R E C I T A L S

         WHEREAS, TKT has filed patent applications necessary to exploit discoveries relating to the expression of **************************************
********************************************************************************
*************************** and possesses certain related know-how and expertise.

         WHEREAS, MMD desires to license TKT's patent rights and certain related know-how and expertise relating to *********************************************
*******************************************************************************
and obtain TKT's assistance for development of such discoveries.

         NOW THEREFORE, in consideration of the premises and of the covenants herein contained, the parties hereto mutually agree as follows:


                             ARTICLE 1. DEFINITIONS

         For purposes of this Agreement, the terms defined in this Article shall have the meanings specified below:

         1.1. "Affiliate" shall mean any corporation or other entity which controls, is controlled by, or is under common control with a party to this Agreement. A corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls more than fifty percent (50%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the corporation or other entity. Notwithstanding the foregoing, the Dow Chemical Company shall not be considered an Affiliate of MMD for purposes of this Agreement.

         1.2.       "Customer" shall have the meaning set forth in Section
1.15.

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      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         1.3. "Development Committee" shall mean the joint committee composed of representatives of TKT and MMD described in Section
6.2 of this Agreement.

         1.4. "Development Phase" shall mean the second phase of the Program, which shall commence ***********************************************************
********************************************************************************
**********************************     *     covered by the TKT Patent Rights
or which uses the TKT Technology and the preparation and filing of supporting regulatory submissions until, with respect to each country in the MMD Territory,
final marketing approval for     *     covered by the TKT Patent Rights or
which uses the TKT Technology is obtained in such country.

         1.5. "Effective Date" shall mean the date hereof.

         1.6. "ELA" shall mean the Establishment License Application filed with
the FDA to obtain approval of the facility to be used to manufacture      *
covered by the TKT Patent Rights or which uses the TKT Technology for sale in the United States or any comparable application filed with the regulatory authorities of a country other than the United States to obtain approval of
production facilities to be used to manufacture     *     covered by the TKT
Patent Rights or which uses the TKT Technology for sale in such country.

         1.7. "First Commercial Sale" of     *     covered by the TKT Patent
Rights or which uses the TKT Technology shall mean the first sale for use or
consumption by the general public of     *     covered by the TKT Patent
Rights or which uses the TKT Technology in a country in the MMD Territory after required marketing and pricing approval has been granted by the governing health authority of such country.

         1.8. "FDA" shall mean the United States Food and Drug Administration.

         1.9. "Fully Absorbed Costs" shall mean the direct variable and direct fixed costs associated with the conduct of the Research Phase or the Development Phase. Direct variable costs shall be deemed to be the cost of labor, raw materials, supplies and other resources directly consumed in the conduct of the Research Phase or the Development Phase. Direct fixed costs shall be deemed to be the cost of utilities, insurance, equipment depreciation and other fixed costs directly related to the conduct of the Research Phase or the Development Phase. Fixed costs shall be allocated based upon the proportion of such costs directly attributable to support of the Research Phase or the Development Phase. All cost determinations made hereunder shall be made in accordance with generally accepted accounting principles consistently applied.

         1.10. "     *     " shall mean all pharmaceutical and other
formulations of **********************************************

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*****************************************************************
******************, including all injectable and orally available formulations, line extensions, combination products, delivery systems, and dosage forms related thereto*****************************************************.

         1.11. "Gross Margin" with respect to     *     covered by the TKT
Patent Rights or which uses the TKT Technology shall mean Net Revenues from
sales of such     *     less the cost of goods sold of MMD or its Affiliates
for such     *     , determined in accordance with generally accepted
accounting principles consistently applied for all products manufactured by MMD.

         1.12. "IND" shall mean an investigational new drug application filed with the FDA prior to beginning clinical trials in humans, or any comparable application filed with the regulatory authorities of a country other than the United States prior to beginning clinical trials in humans in that country, with
respect to     *     covered by the TKT Patent Rights or which uses the TKT
Technology.

         1.13. "MMD Territory" shall mean all of the countries in the world, which shall be divided into the following groupings of countries:***************************************************
*******************************************************
*************************************************************
************************************************************
*****************************************************************
********************************************************
**************************************************************
**************************************************************
****************************************************************
*********************************************************** *****. Each of the
foregoing groupings of countries is referred to as a "Territory Block."

         1.14. "Manufacturing Know-How" shall mean all inventions, discoveries, improvements and other technology, whether or not patentable or copyrightable, and any patent applications, patents or copyrights based thereon, relating to or
necessary or useful for the production and packaging of     *     covered by
the TKT Patent Rights or which uses the TKT Technology.

         1.15. "Net Revenues"with respect to     *     covered by the TKT
Patent Rights or which uses the TKT Technology shall mean the invoiced amount
billed by MMD or its Affiliates for     *     finished product in final
packing form (whether or not with final labels) to any MMD distributors or sublicensees which are not Affiliates, including any royalties due to MMD or its Affiliates with respect to such sales, less, whether or not such costs are invoiced separately to such person or entity, the costs identified in clauses
(a) through (d) of subsection 1.16. The definitions of Bundled Product and Combination Product set forth in subsection 1.16 shall also apply to such sales mutatis mutandis.

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         1.16. "Net Sales" with respect to     *     covered by the TKT Patent
Rights or which uses the TKT Technology shall mean the invoiced amount billed
for     *     finished product in final packing form to the first Third Party trade purchaser (a "Trade Customer") by MMD or its Affiliates or any MMD distributors which are not Affiliates, or, to the extent permitted in subsection 3.1.2, by permitted sublicensees of MMD (it being understood that wholesalers which are not Affiliates of MMD shall be considered Third Party trade purchasers), less, whether or not such costs are invoiced separately to such
Trade Customer, (a) amounts refunded or credited for     *     which was
rejected, spoiled, damaged, out-dated or returned, (b) freight, shipment and
insurance costs incurred in transporting     *     to such customers, (c)
quantity, trade, cash, and other discounts, rebates (including, without limitation, pursuant to governmental regulation), chargebacks, retroactive price reductions, credits or allowances allowed or taken (subject to post-period adjustment if allowed but not taken within three months of the end of the calendar year in which such credit or allowance is allowed), and (d) taxes, tariffs, customs duties and surcharges and other governmental charges incurred
in connection with the sale, exportation or importation of     *     . The
transfer of    *    by MMD or one of its Affiliates to another Affiliate of MMD shall not be considered a sale; in such cases, Net Sales shall be determined based on the invoiced sales price by the Affiliate to the Trade Customer, less the deductions allowed under this Section. MMD shall be deemed to have sold a
"Bundled Product" if     *     finished product is sold by MMD pursuant to an
agreement with a Trade Customer specifying, for a combination of products or services, (i) a single price, (ii) other terms of purchase not separately identifying either a price per product or the effective deductions referred to
above per product or (iii) a price for units of     *     which is discounted
below MMD's standard invoice price per unit of     *     by at least five
percentage points more than the amount that any other product or service in the Bundled Product is discounted below such other product's or service's standard invoice price. In order to calculate the Net Sales of * included in a Bundled Product (a) in the case of the foregoing clauses (i) and (ii), the total Net Sales of the Bundled Product shall be multiplied by a fraction, the numerator of which shall be **************************************************************
***************************************************************** and the
denominator of which shall be *************************
**************************************************************
***********************************************************
*************************************************************
************************************* and (b) in the case of the foregoing clause (iii), the parties will determine whether an adjustment to Net Sales is
appropriate and, if so, a mutually agreeable method of calculation. If *     is
formulated by MMD with one or more different active biological or chemical ingredients and such formulation is sold in finished product form, then MMD shall be deemed to have sold a "Combination Product." In order to calculate the
Net Sales of     *     included in a Combination Product, the total invoice

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price for the Combination Product shall be multiplied by a fraction, the numerator of which shall be ******************
****************************************************************
********************************************************, and the denominator of which shall be **********************************
***************************************************************
**********************************************************
***************************************************************
********************. If it is not possible to determine the standard invoice price for an active ingredient of the Combination Product, then the standard invoice price for such individual active ingredient shall be the fully allocated cost of manufacture therefor determined in accordance with standard cost accounting principles, as adjusted to reflect MMD's standard profit margin for like products. The amount of Net Sales for any period shall be determined on the basis of sales recorded in the ordinary course on the books and records of MMD (or any Affiliate of MMD) during such period in accordance with generally accepted accounting principles and with past practice, without reference to the effects of any subsequent audit adjustments which result in any of such sales being recognized by MMD in another period.

         1.17. "PLA" shall mean a product license application filed with the FDA after completion of human clinical trials to obtain marketing approval for
     * covered by the TKT Patent Rights or which uses the TKT Technology in the United States or any comparable application filed with the regulatory authorities of a country other than the United States to obtain marketing
approval for     *     covered by the TKT Patent Rights or which uses the TKT
Technology in that country.

         1.18. "Program" shall mean the collaboration by TKT and MMD described in this Agreement.

         1.19. "Research Committee" shall mean the joint committee composed of representatives of TKT and MMD described in Section 6.1 of this Agreement.

         1.20. "Research Phase" shall mean the first stage of the Program commencing on the Effective Date, **********************
*****************************************************************
************************************************************** **************.
The Research Phase is more fully described in Article 4.

         1.21. "Research Program" shall mean the     *     research program
described in Section 4.1 of this Agreement.

         1.22. "Third Party" shall mean any entity other than TKT or MMD and their respective Affiliates.

         1.23. "TKT Patent Rights" shall mean all present and, at MMD's election, future patents, patent applications, patent extensions, certificates of invention, or applications for certificates of invention, together with any divisions,

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continuations or continuations-in-part thereof, which are owned or controlled by
TKT relating to or necessary or useful for the manufacture, use, distribution or
sale of     *     , including without limitation those specified on Schedule
1.23 hereto.

         1.24. "TKT Technology" shall mean all present and future inventions, trade secrets, copyrights, know-how, data, regulatory submissions and other intellectual property of any kind (including any proprietary biological materials, compounds or reagents but not including TKT Patent Rights) which are owned or controlled by, or licensed (with the right to sublicense) to, TKT relating to or necessary or useful for the manufacture, use, distribution or
sale of     *     , including but not limited to any patents or patent
applications licensed from Third Parties. With respect to TKT Technology which has been licensed to TKT by a Third Party, (i) MMD agrees to assume and pay for its portion of any costs, expenses, fees or royalties associated with its use of sublicense rights relating to such licensed TKT Technology to the extent described in Section 8.7, and (ii) if TKT does not currently have the right to sublicense such intellectual property to MMD hereunder, such license is listed on Schedule 1.24 hereto and TKT shall use commercially reasonable efforts to obtain the right to sublicense such intellectual property (as well as any intellectual property licensed to TKT hereafter which is included in the TKT Technology) to MMD hereunder.

                         ARTICLE 2. SCOPE AND STRUCTURE

         2.1.       General.  TKT and MMD wish to establish an agreement
with respect to     *     .  During the course of the Program,
TKT and MMD shall communicate regularly and shall assume different rights and responsibilities, all as more specifically described herein.

         2.2. Relationship of TKT and MMD. During the term of this Agreement, neither TKT or MMD, nor any of their Affiliates shall independently, or with a Third Party, conduct research regarding, or engage in the development, manufacture, marketing or sale of, pharmaceutical formulations of
******************************
*****************************************************************
**************, other than as part of the Program, except that either TKT or MMD may develop, manufacture, market, distribute or sell "generic" or "non-branded" pharmaceutical formulations of
*****************************************************************
****************************************** in any country if (i) there are imminent Third Party sales of "generic"
*****************************************************************
*************************************************** in such country and (ii)
     *     covered by the TKT Patent Rights or which uses the TKT Technology may not lawfully be substituted in such country as a "generic" equivalent product for any prescription for a branded or "generic" form of
*****************
*****************************************************************
*************************************************** with respect to which sales by such Third Party are imminent.

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         2.3. Commercialization of *******************. TKT agrees that it shall not develop, manufacture, promote or market
*****************************************************************
**************************************************************** with any Third
Party (a ****************** Collaboration") except pursuant to this Section 2.3; provided, however, that nothing in this Section 2.3. shall prohibit TKT from retaining subcontractors to assist it in its own ************ development and manufacturing efforts.

                  2.3.1. ***************** Collaborations Prior to the *****
Anniversary of this Agreement. Prior to the ***** anniversary of this Agreement, TKT shall not enter into any agreement regarding a ***************** Collaboration without complying with the provisions of this subsection 2.3.1.

                                    2.3.1.1. Notice of Negotiation. TKT shall
promptly notify MMD if it enters into a negotiation regarding a ***************** Collaboration.

                                    2.3.1.2. ***************** Collaboration
Notice. Prior to entering into any agreement regarding a ***************** Collaboration, TKT shall deliver a written notice (the "Collaboration Notice") to MMD disclosing in reasonable detail the terms and conditions of the proposed ***************** Collaboration.

                                    2.3.1.3. Right of First Refusal. MMD shall
have the right (the "First Refusal Right") at any time within *********** days after receipt of the Collaboration Notice to accept the terms thereof, in which event the parties shall use their best efforts to enter into an agreement, within ** days after such acceptance regarding a ***************** Collaboration upon the terms specified in the Collaboration Notice. The parties acknowledge that the terms specified in such Collaboration Notice shall be different from the terms of this *************************. If MMD does not exercise the First Refusal Right, then TKT shall be free, for a period of ******** from the expiration of such ****** period, to enter into an agreement with a Third Party regarding a ****************** Collaboration upon the terms and with the Third Party specified in the Collaboration Notice. Following the ******* period specified in the preceding sentence, TKT shall not enter into an agreement regarding a ***************** Collaboration without complying with the terms of this subsection 2.3.1.2.

                    2.3.2. ***************** Collaborations Following the *****
Anniversary of this Agreement. Following the ***** anniversary of the date of this Agreement, TKT shall be under no obligation to enter into a ****************** Collaboration with MMD but shall promptly notify MMD if it enters into a negotiation for a ***************** Collaboration.

         2.4. Development and Commercialization of an Additional Gene Activated Protein. TKT commits that it is its intention to negotiate with MMD for the joint development and

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commercialization of an additional gene activated protein at such time as such development and commercialization appears desirable to both parties. Such additional gene activated protein may be any protein of commercial interest to TKT and MMD; provided, however, that such intention shall not apply to any gene activated protein that TKT is developing internally or with a Third Party as of the date such negotiations commence between TKT and MMD. Notwithstanding the foregoing, TKT shall be under no obligation to develop or commercialize any particular gene activated protein with MMD. However, TKT shall promptly notify MMD if it enters into negotiations with any Third Party for the development or commercialization of
*****************************.

          ARTICLE 3. LICENSE GRANTS; MANUFACTURING AND MARKETING RIGHTS

         3.1. Grant of License Rights by TKT to MMD.

                    3.1.1. Exclusive     *     License. TKT hereby grants to
MMD the worldwide, perpetual, and exclusive right and license under the TKT Patent Rights and the TKT Technology to develop, make, have made, use,
distribute for sale and sell     *     .

                    3.1.2. Sublicenses of     *     . MMD shall have the right
to grant sublicenses under the TKT Patent Rights and the TKT Technology license granted by TKT to MMD under subsection 3.1.1 to Affiliates of MMD and, with the written consent of TKT, which shall not be unreasonably withheld, to entities which are not Affiliates of MMD. In connection with such sublicense, MMD may provide that the sublicensee shall pay directly to TKT any amounts which may become due in accordance with Section 7.2, provided, however, that MMD shall in any event remain liable for the payment of all such amounts notwithstanding any such provision between MMD and its sublicensee. Upon TKT's request, and to the extent that MMD is not contractually prohibited from doing so, MMD will provide a copy of such sublicenses to TKT.

                    3.1.3. Exclusive Manufacturing Know-How License. TKT hereby grants to MMD a worldwide, perpetual, and exclusive and, except as provided below, fully paid-up and royalty-free right and license under Manufacturing Know-How owned or controlled by, or licensed (subject to the provisions of this subsection 3.1.3, with the right to sublicense) to, TKT to make or have made
     * covered by the TKT Patent Rights or which uses the TKT Technology. With respect to Manufacturing Know-How which has been licensed to TKT by a Third Party, (i) MMD agrees to assume and pay for any costs, expenses, fees or royalties associated with its sublicense of such Manufacturing Know-How, and
(ii) if TKT does not currently have the right to sublicense such intellectual property to MMD hereunder, such license is listed on Schedule 3.1.3 hereto and TKT shall use commercially reasonable efforts to obtain the right to sublicense such intellectual property (as well as any intellectual property

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licensed to TKT hereafter which is included in the Manufacturing Know-How) to
MMD hereunder for such limited purposes.

                    3.1.4. Sublicenses of Manufacturing Know-How. MMD shall have the right to grant sublicenses under the Manufacturing Know-How license granted by TKT to MMD under subsection 3.1.3 to Affiliates of MMD and, with the written consent of TKT, which shall not be unreasonably withheld, to entities which are not Affiliates of MMD. MMD will provide a copy of such sublicenses to TKT.

         3.2. Grant of License Rights by MMD to TKT. Subject to the last sentence of this Section 3.2, upon the request of TKT, (i) MMD shall grant to TKT a worldwide, perpetual, non-exclusive and fully paid-up and royalty-free right and license, with the right to sublicense, under Manufacturing Know-How owned or controlled by, or licensed (subject to the provisions of this Section 3.2, with the right to sublicense) to MMD which is developed by a Third Party contract manufacturer engaged by MMD and working with or receiving assistance from TKT, to make or have made products (other than pharmaceutical formulations of ********************
*****************************************************************
********************) worldwide which are not competitive with     *     , and
(ii) MMD shall negotiate in good faith with TKT the terms of a license, with the right to sublicense, which shall be on reasonable commercial terms, under Manufacturing Know-How owned or controlled by, or licensed (subject to the provisions of this Section 3.2, with the right to sublicense) to MMD to make or have made products (other than pharmaceutical formulations of
*****************************************************************
**********************************************) worldwide which are not
competitive with     *     . With respect to Manufacturing Know-How described
above which has been licensed to MMD by a Third Party, (i) TKT agrees to assume and pay for any costs, expenses, fees or royalties associated with its sublicense of such Manufacturing Know-How, and (ii) if MMD does not have the right to sublicense such intellectual property to TKT hereunder, MMD shall use commercially reasonable efforts, as determined in good faith by MMD, to obtain the right to sublicense such intellectual property to TKT hereunder for such limited purposes.

         3.3. Reservation of Rights.

                    3.3.1. TKT Reservation. Notwithstanding the license grants set forth above, and subject to the provisions of Section 5.4 hereof, TKT at all times reserves the right under the TKT Patent Rights, TKT Technology, and Manufacturing Know-How owned either exclusively by TKT or jointly with MMD (i)
to make, have made and use     *     for research and development uses as part
of the Program and (ii) subject, with respect to Manufacturing Know-How owned jointly by TKT and MMD, to the consent of MMD, which consent shall not be unreasonably withheld, to make, have made, use, sublicense, distribute for sale
and sell products other than     *     .

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                    3.3.2. MMD Reservation. Notwithstanding the license grants set forth above, MMD at all times reserves the right under Manufacturing Know-How owned either exclusively by MMD or jointly with TKT (i) to make, have
made and use     *     for research and development uses as part of the
Program, (ii) to make, have made, use, sublicense, distribute for sale and sell
     * and (iii) subject, with respect to Manufacturing Know-How owned jointly by TKT and MMD, to the consent of TKT, which consent shall not be unreasonably withheld, to make, have made, use, sublicense, distribute for sale and sell products other than
     *     .

                    3.3.3. Manufacture of     *     . Notwithstanding anything
else contained in this Agreement, MMD shall have the right to make or have made
     * in any country in the world for use, distribution for sale or sale by itself, its Affiliates or its permitted licensees or sublicensees in the territories allocated to it under this Agreement.


                          ARTICLE 4. THE RESEARCH PHASE

         4.1. Conduct of the Research Program.

                    4.1.1. General. The conduct of the Research Program shall be the primary responsibility of TKT and shall take place primarily at TKT's facilities in Cambridge, Massachusetts. The Research Program shall be conducted in good scientific manner, and in compliance with all applicable good laboratory practices and applicable legal requirements to achieve efficiently and expeditiously its objectives. TKT shall proceed diligently with the work set out in the Research Program using its best efforts using commercially reasonable means consistent with those used by TKT for other projects with a similar commercial potential. Each party shall regularly communicate with the other regarding planned and actual activities and resources utilized.

                    4.1.2. Research Plan. The Research Program shall be conducted under a research plan prepared by TKT which describes the work to be pursued by TKT during the Research Phase, including (i) identifying the technical problems involved and the general projects to be carried out regarding
     *     , (ii) estimating the personnel to be committed for each project, and
(iii) setting forth a projected timetable for the work to be performed. TKT will submit the research plan to the Research Committee for its approval within ninety (90) days of the Effective Date. An outline of the research plan is attached hereto as Schedule 4.1.2. If at any time during the Research Phase, TKT or MMD determine that a significant change to the research plan is necessary or desirable, it shall prepare a written description detailing the change to the research plan and shall submit such description to the Research Committee for its approval.



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                    4.1.3. Subcontracts. Subject to the approval of the Research
Committee and the provisions of Article 9, TKT may subcontract portions of the Research Program to be performed by it in the normal course of its business to a Third Party.

                    4.1.4. Data. TKT shall maintain records in sufficient detail and in good scientific manner appropriate for regulatory filings and patent purposes and as will properly reflect all work done and results achieved in the performance of the Research Program (including all data in the form required to be maintained under any applicable governmental regulations). Such records shall include books, records, reports, research notes, charts, graphs, comments, computations, analyses, recordings, photographs, computer programs and documentation thereof, computer information storage means, samples of materials and other graphic or written data generated in connection with the Research Program. TKT shall provide MMD the right to inspect such records, and shall provide copies of all requested records, to the extent reasonably required for the performance of MMD's obligations under this Agreement; provided, however, that MMD shall maintain such records and the information of TKT contained therein in confidence in accordance with Article 9 hereof and shall not use such records or information except to the extent otherwise permitted by this Agreement.

                    4.1.5. Reports by TKT. Except as set forth below, within fourteen (14) days following the end of each calendar quarter, or at the reasonable request (with mutually agreed advance notice) of the Research Committee, TKT shall provide to the members of the Research Committee a written report which shall summarize in reasonable detail the work TKT has performed under the Research Program during the preceding calendar quarter. For the first year of the Research Program, TKT shall only be required to provide such reports for the first and second six-month periods following the Effective Date. TKT shall provide to MMD all reports necessary under Section 5.3.1.

                    4.1.6. Assistance by MMD. MMD shall provide such assistance to TKT in conducting the Research Program as TKT may reasonably request, and TKT will reimburse MMD for its documented Fully Absorbed Costs incurred in providing such assistance; provided, however, that prior to providing such assistance MMD shall have provided to TKT an estimate of such Fully Absorbed Costs and TKT shall have approved such estimate; provided, further, that no failure of MMD to undertake or successfully complete such assistance shall relieve TKT from its obligations hereunder or affect MMD's right to terminate this Agreement pursuant to Section 12.2.

                    4.1.7. ***************************. ***************
**************************************************************
*****************************************************************
**********************************************************
**********************************************************************.

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         4.2. Funding of the Research Program. As funding for the Research
Program, MMD shall pay to TKT $************ upon the execution of this Agreement and **************** payments of $*************, each on the dates occurring ************** ***************** following the execution of this Agreement. Such funds shall be used by TKT for costs and expenses in connection with the Research Program; provided, that, any excess of such funds that have not been so used at the time that the Research Committee ****************************** described in subsection 4.3.1 may be used by TKT for any purpose. All payments made by MMD pursuant to this subsection shall be in United States dollars and shall be made by check or other means acceptable to TKT.

         4.3. Term of the Research Phase.

                    4.3.1. Completion of the Research Phase. The term of the Research Phase shall commence as of the Effective Date.
*****************************************************************
*****************************************************************
*****************************************************************
*****************************************************************
*****************************************************************
************************************************************
*************************************************************
*****************************************************************
***************. The Research Committee shall promptly evaluate the data submitted by TKT and determine, in its reasonable discretion,
*****************************************************
*****************************************************************
*****************************************************************
*****************************************************************
****************************************************************
*********************************************************
*****************************************************************
*****************************************************************
*************************************************************
**************************************************************
*****************************************************************
***********************************************************
*****************************************************************
****************************************************************
***************************************************************** *********.

                    4.3.2. Term of the Research Phase. The term of the Research Phase ************************************************
***************************************************************
****************************************************************
************************************************************* ******************
shall jointly determine on what terms the Research Phase shall be extended and what additional terms, if any, in this Agreement shall be modified as a result of such extension. If such a determination cannot be reached within *************** **** after the expiration of the initial term of the Research Phase, then such determination shall be made by

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arbitration in accordance with the procedures for arbitration described in
Section 13.6, unless the parties mutually agree to terminate this Agreement.


                        ARTICLE 5. THE DEVELOPMENT PHASE

         5.1. Conduct of the Development Phase.

                    5.1.1. Commencement of the Development Phase. The Development Phase will commence ********************************
*********************************************************
*************************************************************
***************************************************************
******.

                    5.1.2. Development Phase. The conduct of the Development Phase shall be the primary responsibility of MMD. MMD may subcontract with Third Parties for portions of the Development Phase and for all or a portion of the
manufacture of     *     . The Development Phase shall consist of the
preparation and filing of regulatory submissions and the preclinical and
clinical development of     *     until, with respect to each country in the
MMD Territory, final marketing approval for     *     is obtained in such
country. MMD and TKT will cooperate to achieve the milestones described in Appendix A using their respective best efforts using commercially reasonable means consistent with those used by them for other projects with a similar commercial potential. If MMD has been unable to achieve any of the milestones described in Appendix A within the time period indicated in Appendix A for reasons other than those described in subsection 5.1.4, then the Chief Executive Officer of each of TKT and MMD or their respective designees shall jointly determine on what terms the time period for achieving such milestones should be extended and what additional terms, if any, in this Agreement shall be modified as a result of such extension. If such a determination cannot be reached within ******************** after the time period for any such milestone has expired, then such determination shall be made by arbitration in accordance with the procedures for arbitration described in Section 13.6, unless the parties mutually agree to terminate this Agreement. MMD shall have primary responsibility for supervision of the scale-up and the further characterization of the master cell bank, the characterization of clinical trial material, and the supervision of the assembly of all characterization data and other information required for regulatory submissions. At MMD's request, TKT will perform, or assist MMD in performing, the work described in the preceding sentence and provide such other assistance to MMD as may be reasonably necessary to enable MMD to achieve the milestones described in Appendix A, and TKT shall be compensated for such assistance in accordance with Section 5.7. MMD will determine, in its sole discretion after consultation with TKT, the appropriate entity to file and hold the PLA and the ELA. MMD will coordinate preclinical and
clinical testing of     *     and work with designated individuals at MMD and
TKT in the

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preparation of regulatory filings for     *     within the MMD
Territory.

                    5.1.3. Annual Development Plan. The Development Phase shall be conducted under an annual development plan which shall describe the work to be pursued by MMD and TKT under the supervision of the Development Committee
with respect to the development of     *     . The first Development Plan will
be prepared by MMD for submission to the Development Committee
*************************************************************
***************************************************************. Thereafter, the
annual development plan will be prepared by MMD for submission to the Development Committee no later than sixty (60) days prior to the beginning of each calendar year.

                    5.1.4. Adjustment of Development Phase Milestones. If at any time during the Development Phase MMD determines and is able to demonstrate to TKT's reasonable satisfaction that *****
***************************************************************
**********************************************************
*****************************************************************
*************************************************************
************************************************************
*****************************************************************
********************************************************
***************************************************************
*****************************************************, then the Chief Executive
Officer of each of MMD and TKT, or their respective designees, shall determine on what terms the Research Phase shall be reinitiated and how the milestones described in Appendix A are to be adjusted.

                    5.1.5. Attendance at Regulatory Meetings. MMD will provide TKT with prior notice of all meetings between its representatives and drug
regulatory authorities regarding marketing approval of     *     . TKT shall
have the right to have a representative present at all important meetings in the United States, and upon request at all important meetings in other countries; provided, however, that MMD may revoke this right with respect to any particular meeting if, in its good faith reasonable judgment, the presence of any other party will be a detriment to the success of the meeting. TKT will furnish, at MMD's request, a representative to attend drug regulatory meetings regarding
marketing approval of     *     .

         5.2. Funding of the Development Phase. MMD shall bear all costs and expenses in connection with the Development Phase. The assistance by TKT to MMD and reimbursement to be provided by MMD to TKT during the Development Phase is set forth in Section 5.7 hereof.


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         5.3. Development Information.

                    5.3.1. Information for Regulatory Submissions. TKT will provide MMD with all documentation available to TKT reasonably required for regulatory submissions by MMD, based on work performed during the Research Phase, including **********
************************************************************
***************************************************************
***********************************************************
********************************************************
*************************************************************
*****************************************************************
****************

                    5.3.2. Reports to Development Committee. MMD shall keep the Development Committee informed as to its progress in the Development Phase of
     * . Within thirty (30) days following the end of each six month period during the Development Phase, MMD shall provide a reasonably detailed report to the Development Committee which shall describe the progress of the Development
Phase of     *     .

                    5.3.3. Regulatory Submissions. MMD shall provide TKT with copies of all submissions to United States drug regulatory authorities. Upon the reasonable request of TKT, MMD shall also provide TKT with copies of all submissions to drug regulatory authorities of other countries and the results of all clinical trials conducted by, or under the supervision of, MMD with respect
to     *     ; provided, however, that MMD reserves the right to assess reasonable copying charges for any such materials requested by TKT which exceed approximately two cartons of material.

                    5.3.4. Adverse Event Information. Within six months after the commencement of the Development Phase, MMD will establish a protocol for the timely handling and transmission of adverse event information. MMD and TKT shall promptly notify each other of any adverse event information relating to
     *     in accordance with such protocol.

         5.4. Certain Prohibited Actions. Notwithstanding the provisions of
Section 2.2, TKT and its Affiliates shall not, directly or indirectly, market,
distribute or sell     *     covered by the TKT Patent Rights or which uses
the TKT Technology in the MMD Territory.

         5.5. Development Phase Manufacturing. Provided that TKT has successfully met its obligations under the Research Program in the Research
Phase, MMD shall be primarily responsible for the production of     *
during the Development Phase. MMD will consult with TKT to determine the
appropriate manufacturing process for     *     necessary for the Development
Phase and for commercial production, including selecting a suitable production process.


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         5.6. Manufacturing Costs. MMD shall bear all costs associated with the
manufacture of     *     during the Development Phase, in accordance with the
provisions of this Article 5, and for commercial production for sale by MMD or its sublicensees in the MMD Territory.

         5.7. Assistance by TKT. At MMD's request, TKT will cooperate with MMD to provide such technical assistance and characterization work as may be
necessary in connection with the manufacture and production of     *
during the Development Phase and subsequently in commercial production, and MMD will reimburse TKT for its documented Fully Absorbed Costs incurred in connection with providing such assistance; provided, however, that prior to providing such assistance, TKT shall have provided to MMD an estimate of such Fully Absorbed Costs and MMD shall have approved such estimate and, provided further, that no failure of TKT to undertake or successfully complete such assistance shall relieve MMD from its obligation to achieve the milestones described in Appendix A or affect TKT's right to terminate this Agreement pursuant to subsection 12.2.5. TKT will provide such assistance to MMD as is consistent with the capacity and capabilities of TKT.

         5.8.       Regulatory Matters and Commercialization.

                    5.8.1. Commercialization. Upon the successful completion of the Research Phase and Development Phase, MMD agrees to use its best efforts to
commercialize     *     covered by the TKT Patent Rights or which uses the TKT
Technology throughout the MMD Territory using commercially reasonable means consistent with those used for MMD products with similar commercial potential.

                    5.8.2. Marketing Plans. MMD shall promptly provide TKT with
copies of its United States marketing plans for     *     covered by the TKT
Patent Rights or which uses the TKT Technology, and shall provided TKT with copies of its marketing plans for other countries upon the reasonable request of TKT. Such marketing plans shall not be disclosed to any Third Party without the prior written consent of MMD.

                    5.8.3. Co-Development, Co-Promotion and Co- Marketing. In the event that MMD determines, in its sole discretion, that co-development,
co-promotion or co-marketing of     *     covered by the TKT Patent Rights or
which uses the TKT Technology is appropriate in any of the countries in the **** ******************************************************, then TKT shall have the right of first negotiation (the "First Negotiation Right") to become MMD's co-development, co-promotion or co- marketing partner, as the case may be, in any such country on terms no less favorable to TKT than those which MMD proposes to offer to any other co-development, co-promotion or co-marketing partner for such country. MMD shall notify TKT in writing of its determination to pursue
co-development, co-promotion or co-marketing of     *     covered by the TKT
Patent

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Rights or which uses the TKT Technology in a country in the *****
***************************************************************** (the
"Negotiation Notice"); provided, however, that, in the case of co-promotion or co-marketing only and in the absence of co-development, MMD shall not be entitled without TKT's consent, which shall not be unreasonably withheld, to give TKT a Negotiation Notice with respect to any country in the MMD Territory until all clinical trials necessary for the submission for regulatory approval
to market     *     in that country are substantially complete. Unless TKT
shall have waived the First Negotiation Right in writing within 30 days following receipt by TKT of the Negotiation Notice, MMD and TKT shall negotiate in good faith a termsheet for such co-development, co-promotion or co-marketing arrangement for a period of up to 60 days commencing on the date of the Negotiation Notice and a definitive agreement for such co-development, co-promotion or co-marketing for an additional period of up to 60 days commencing on the date of such termsheet. If, at the end of either of such periods, MMD and TKT are unable to agree on terms for the co-development,
co-promotion or co-marketing of     *     in such country, then, unless the
parties agree to extend the negotiation period, MMD shall promptly deliver to TKT a final proposal detailing the terms on which it would enter into such a co-development, co-promotion or co-marketing arrangement (the "Final Proposal"). TKT shall have thirty (30) days from receipt of the Final Proposal to notify MMD of its desire to enter into an arrangement on such terms. If TKT does not so notify MMD, then MMD shall be free, for a period of one year (which shall be extended for an additional four-month period if MMD has certified to TKT that it is then in active negotiations with a single Third Party with respect thereto) from the expiration of such 30 days, to enter into a co-development,
co-promotion or co-marketing arrangement for     *     in the country
identified in the Negotiation Notice with a Third Party on terms no more favorable to the Third Party than the terms contained in the Final Proposal. Following such negotiation period, MMD shall not enter into a co-development,
co-promotion or co-marketing arrangement for     *     in any country in the
MMD Territory with a Third Party without first complying with the provisions of this subsection. Except as otherwise provided in this subsection 5.8.3, it is understood and agreed to by the parties hereto that MMD shall have no obligation to enter into a co-development, co-promotion, or co-marketing arrangement with respect to any country in the MMD Territory with TKT. In the event that MMD
enters into a co-development arrangement for     *     in a country with a
Third Party after complying with the provisions of this subsection, then TKT shall cooperate with such Third Party in such country during the Development Phase to the same extent that TKT would cooperate with MMD.



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          ARTICLE 6. RESEARCH, DEVELOPMENT AND REGULATORY COORDINATION

         6.1. Research Committee.

                    6.1.1. General. Promptly after the Effective Date, a joint committee comprised of up to three named representatives of MMD and up to three named representatives of TKT (the "Research Committee") shall be appointed. One of the representatives of TKT shall act as Chairman of the Research Committee. The Research Committee shall be responsible for the supervision of the Research Program. Such meetings shall be held at TKT's facilities located in Cambridge, Massachusetts, and at such times as are agreed to by TKT and MMD, or at such other locations or in such other form (e.g., telephone or video conference) as the members of the Research Committee shall agree. At such meetings, the principal function of the Research Committee will be to plan and evaluate the progress of the Research Program********************************************
*********************************************. A party may change one or more of its representatives to the Research Committee at any time. Members of the Research Committee may be represented at any meeting by another member of the Research Committee so designated by the absent member, or by a deputy. Any approval, determination or other action shall require the affirmative vote of both TKT and MMD**************************** ***** as determined by each party's representatives who are members of the Research Committee. Employees, subcontractors or consultants of either TKT and MMD who are involved with the Program and who are not members of the Research Committee may attend meetings of the Committee as guests of either party.

                    6.1.2. Minutes. The Research Committee shall keep accurate minutes of its deliberations. The Chairman shall be responsible for the preparation of draft minutes. Draft minutes shall be sent to all members of the Research Committee within ten (10) business days after each meeting. All records of the Research Committee shall be available to both parties.

         6.2. Development Committee.

                    6.2.1. General. Promptly after the Effective Date, a joint committee comprised of up to four named representatives of MMD and up to four named representatives of TKT (the "Development Committee") shall be appointed. One of the representatives of MMD shall act as Chairman of the Development Committee. Such meetings shall be held at TKT's facilities in Cambridge, Massachusetts during the Research Phase, and thereafter in Kansas City, Missouri, and, in any event, at times and places or in such form (e.g., telephone or video conference) as the members of the Development Committee shall agree. At such meetings, the Development Committee will discuss the Development
Phase of     *     , including but not limited to, preclinical and clinical
testing and the preparation of regulatory submissions for approval of
     *     in the MMD Territory. To the extent

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reasonable or appropriate, meetings of the Development Committee will be coordinated and held jointly with the Research Committee. A party may change one or more of its representatives to the Development Committee at any time. Members of the Development Committee may be represented at any meeting by another member of the Development Committee so designated by the absent member, or by a deputy. Any approval, determination or other action shall require the affirmative vote of a majority of the votes entitled to be cast, ******************************, and with such votes being cast as determined by each party's representatives who are members of the Development Committee. Employees, subcontractors or consultants of either TKT and MMD who are not involved with the Program and who are not members of the Development Committee may attend meetings of the Committee as guests of either party.

                    6.2.2. Minutes. The Development Committee shall keep accurate minutes of its deliberations. The Chairman shall be responsible for the preparation of draft minutes. Draft minutes shall be sent to all members of the Development Committee within ten (10) business days after each meeting. All records of the Development Committee shall at all times be available to both parties.

         6.3. General Disagreements. All disagreements within the Research Committee and the Development Committee shall be resolved in accordance with the provisions of Section 13.6.

         6.4. Visit of Facilities. Representatives of MMD may, upon reasonable notice and at times reasonably acceptable to TKT, visit TKT's facilities where the Research Program is being conducted and consult with personnel of TKT performing work on the Research Program, and those of any permitted subcontractors of TKT. Representatives of TKT and MMD may, with the other party's prior approval, which approval shall not be unreasonably withheld, visit manufacturing sites and the sites of any clinical trials or other experiments being conducted by such other party in connection with the Development Phase. If requested by the other party, TKT and MMD shall cause appropriate individuals working on the Development Phase to be available for meetings at the location of the facilities where such individuals are employed at times reasonably convenient to the party responding to such request.

         6.5. Annual Review and Planning Meeting. No less frequently than annually, representatives of TKT and MMD shall meet at a place mutually agreed to by the parties (which, prior to the First Commercial Sale, will be one of the Research Committee or Development Committee Meetings)(the "Annual Meeting"), at which meeting MMD shall review the clinical, regulatory and marketing activities undertaken by MMD or its Affiliates since the previous Annual Meeting and shall
present its clinical, regulatory and marketing plans for     *     for the
ensuing year. Within 30 days following each Annual Meeting, MMD shall submit to TKT a written

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report detailing the information reviewed and presented at such Annual Meeting.


                       ARTICLE 7. MILESTONES AND ROYALTIES

         7.1. Milestone Payments. In consideration of TKT's work on the Research Program and the licenses granted to MMD hereunder, MMD shall pay the following amounts to TKT upon the achievement of each of the following milestones, prior to any expiration or termination of this Agreement under Article 12 with respect to the country to which such milestone relates, it being understood and agreed to that TKT shall use a portion of such payments as necessary to fund the performance of its obligations under the Program:

------------------------------------------------------------------------------------------------------------------------
                               Milestone                                                    Payment
------------------------------------------------------------------------------------------------------------------------
Execution of this Agreement                                              $10,000,000

                                                                         $10,000,000 Preferred
                                                                         Stock Investment(1)

------------------------------------------------------------------------------------------------------------------------
***********************************                                      $**************
*********
------------------------------------------------------------------------------------------------------------------------
**************************                                               $**************

------------------------------------------------------------------------------------------------------------------------
*********************************                                        $**************
------------------------------------------------------------------------------------------------------------------------
**************************                                               $**************
------------------------------------------------------------------------------------------------------------------------
*******************                                                      $**************
------------------------------------------------------------------------------------------------------------------------
************************************                                     $**************
************************************
***************
------------------------------------------------------------------------------------------------------------------------
******************************                                           $**************
------------------------------------------------------------------------------------------------------------------------

(1) On the terms and subject to the conditions of the Class E Preferred Stock Purchase Agreement dated as of March 1, 1995, by and between MMD and TKT (the "Class E Stock Purchase Agreement").

         Either TKT or MMD shall notify the other in writing within ten (10) business days following the occurrence of each of the milestones set forth above. Within ten (10) business days after receipt of such notice, MMD shall pay to TKT in United States dollars by check or other means acceptable to TKT, the milestone payments set forth above. Milestone payments made to TKT pursuant to this Section 7.1 are not refundable under any circumstances and will not be credited against royalty payments due TKT under Section 7.2.

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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         7.2. Royalties. In consideration of the licenses granted to MMD hereunder, MMD shall pay to TKT royalties as follows:

                    7.2.1. Royalties Based on Net Sales of     *     . Except
as otherwise provided in this Section 7.2, MMD shall pay to TKT a royalty based
on the Net Sales of     *     covered by the TKT Patent Rights or which uses
the TKT Technology in each Territory Block, from the launch of such sales in such Territory Block until, with respect to any country, the expiration or termination of this Agreement, at the rates set forth below:

**************************************                         ***************
*******************************************                     **************
       **************************                                    *****
            ****************                                         *****
   ***************************************************************************
************************.

For the purpose of calculating ******************** in a Territory Block: (i) Net Sales for the ****************************** Territory Blocks
*****************, and such ***************** shall be deemed to be the
******************** for each of the ******************************* Territory
Blocks; (ii) Net Sales for the ***************** Territory Blocks ********* ************************************ shall be deemed to be the
******************** for each of the ***** and ******* Territory Blocks; and
(iii) with respect to sales in the *************, **************************
Territory Blocks by a Third Party sublicensee or a distributor which is not an Affiliate of MMD, the Net Revenues shall be used in lieu of the Net Sales in the foregoing calculation of ********************.

                    7.2.2. Alternative Royalty Based on Gross Margin. Notwithstanding the provisions of subsection 7.2.1., in ***** *******, ***** and **********************************, the royalty payable by MMD to TKT shall be
as follows: (i) if MMD sells     *     finished product in final packing form
(whether or not with final labels) covered by the TKT Patent Rights or which uses the TKT Technology to a Third Party sublicensee or distributor which is not an Affiliate of MMD, MMD shall pay to TKT ************************************;
or (ii) if MMD does not sell such     *     finished product in final packing
form (whether or not with final labels) to such Third Party sublicensee or distributor, then TKT and MMD shall negotiate in good faith to share on ************ ***** all other monetary consideration received by MMD from such Third Party sublicensee or distributor.


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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                    7.2.3. Sharing of Revenues From Sublicensees. If MMD grants a sublicense hereunder to any Third Party to make, have made, use, distribute
for sale or sell     *     covered by the TKT Patent Rights or which uses the
TKT Technology in any country in the MMD Territory, MMD shall share with TKT *******************, all up front monetary consideration received by MMD from such Third Party in connection therewith which are not based upon Net Sales or
Net Revenues, as applicable, of     *     sold by such Third Party sublicensee
in such country.

                     7.2.4. Adjustment of Royalty Rates. At the request of MMD, the royalty rates set forth in subsection 7.2.1. shall be appropriately adjusted by TKT and MMD (i) with respect to sales of "generic" or "non-branded" *
covered by the TKT Patent Rights or which uses the TKT Technology by MMD in any country within a Territory Block in which MMD elects to make such sales to compete with sales by any Third Party of a "generic" or "non- branded" pharmaceutical formulation of ****************************
******************************************* or (ii) with respect to sales of
"branded"     *     covered by the TKT Patent Rights or which uses the TKT
Technology by MMD in any country within the MMD Territory in which MMD
experiences competition in the market for     *    which was not in existence on
the Effective Date and the TKT Patent Rights have been judged to be invalid or unenforceable. In addition, TKT agrees to meet with MMD at its request and negotiate in good faith concerning whether other adjustments to the royalty rates set forth in subsection 7.2.1. should be made in the event that MMD demonstrates to TKT's reasonable satisfaction that there have been structural
changes in the market for    *    in any country which have rendered the royalty
rates set forth in subsection 7.2.1 commercially unreasonable.

         At the request of MMD, the royalty rates set forth in subsection 7.2.2. shall be appropriately adjusted by TKT and MMD (i) with respect to sales of
"branded", "non-branded" or "generic"     *     covered by the TKT Patent
Rights or which uses the TKT Technology in any country within a Territory Block in which competitive conditions make it not feasible for MMD to maintain the level of its Gross Margin or (ii) as may otherwise be necessary to maintain the commercial viability of the product as contemplated by this Agreement.

         7.3. Royalty Reports, Exchange Rates. During the term of this
Agreement, following the First Commercial Sale of    *    covered by the TKT
Patent Rights or which uses the TKT Technology in any country in the MMD Territory, MMD shall furnish to TKT a written quarterly report showing with
respect to    *    , on a country by country basis (except as provided below):
(i) the gross sales (except for sales to which subsection 7.2.2 applies) of all
* covered by the TKT Patent Rights or which uses the TKT Technology sold by MMD and its Affiliates, its distributors and its permitted sublicensees in the MMD Territory during the reporting period; (ii) the calculation of Net Sales (except for sales to which subsection 7.2.2 applies) from such gross sales;
(iii) the Gross Margin related sales to which subsection 7.2.2

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applies and the calculation of such Gross Margin; (iv) any revenues from sublicensees received by MMD during the reporting period; (v) the royalties and other payments payable in United States dollars which shall have accrued hereunder in respect of such Net Sales, Gross Margin and sublicensee payments;
(vi) withholding taxes, if any, required by law to be deducted as a payment by TKT in respect of such Net Sales, Gross Margin and sublicensee payments; (vii)
the dates of the First Commercial Sales of     *     covered by the TKT Patent
Rights or which uses the TKT Technology in any country in the MMD Territory during the reporting period; and (viii) the exchange rates used in determining the amount of United States dollars. All amounts payable will first be calculated in the currency of sale and then converted into United States dollars on a quarterly basis using as a rate of exchange the actual foreign currency exchange rate on the last day of the month preceding the end of the quarter or such other method as is consistent with MMD's internal foreign currency translation procedures. MMD shall use best efforts to provide reports due on the sixtieth (60th) day following the close of each quarter. If no royalty is due for any royalty period hereunder, MMD shall so report. MMD shall keep complete and accurate records in sufficient detail to properly reflect all gross sales, Net Sales and Gross Margin and to enable the royalties payable hereunder to be determined.

         7.4.       Audits.

                    7.4.1. Procedure. Upon the written request of TKT or MMD, the other party shall permit an internal auditor or independent public accountant selected by TKT or MMD, as the case may be, and acceptable to the other party, which acceptance shall not be unreasonably withheld, to have access during normal business hours to such of the records of MMD or TKT, as the case may be, as may be reasonably necessary to verify the accuracy of the royalty reports, cost computations and final cost amounts described hereunder, in respect of any fiscal year ending not more than *********************** prior to the date of such request. All such verifications shall be conducted at TKT's or MMD's, as the case may be, expense and not more than ******** in each calendar year.

                    7.4.2. Expenses. In the event such accountant concludes that additional royalties or lower expense reimbursement were required during such period, and the party receiving such audit request agrees with such conclusion, the additional royalty shall be paid in accordance with Section 7.5 or the excess expense reimbursement shall be promptly repaid. The fees charged by such accountant shall be paid by the party requesting such audit, unless the audit discloses and the party receiving such audit request agrees (i) in the case of an audit by TKT, that the royalties payable by MMD, or, (ii) in the case of an audit by MMD, that the cost computation estimates and final amounts hereunder, for the audited period are incorrect by more than ****************** in which case the audited party shall pay the reasonable fees and expenses charged by the accountant.

                                      -23-

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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                    7.4.3. Sublicenses. MMD shall use reasonable efforts to include in each Third Party sublicense granted by it pursuant to this Agreement a provision requiring the sublicensee to make reports to MMD, to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by TKT's independent accountant to the same extent required of MMD under this Agreement. Upon the expiration of *********************** following the end of any fiscal year, the calculation of royalties payable with respect to such year shall be binding and conclusive upon TKT; and MMD and its sublicensees shall be released from any liability or accountability with respect to royalties for such year.

                    7.4.4. Confidential Treatment. Each party agrees that all information subject to review under this Section 7.4 or under any sublicense agreement is confidential and that such party shall cause its accountant to retain all such information in confidence.

         7.5. Royalty Payment Terms. Royalties shown to have accrued by each royalty report provided for under this Agreement shall be due and payable on the date such royalty report is due. Payment of royalties in whole or in part may be made in advance of such due date. Royalties determined to be owing, and any overpayments to be credited, with respect to any prior quarter shall be added or credited, as the case may be, to the next quarterly payment hereunder.

         7.6. Form of Payment. All research payments, milestone payments, royalties and other payments due hereunder shall be paid in United States dollars. If at any time legal restrictions prevent the prompt remittance of part or all royalties with respect to any country of the MMD Territory where
     * covered by the TKT Patent Rights or which uses the TKT Technology is sold, payment shall be made through such lawful means or methods as MMD may determine.

         7.7. Withholding Taxes. All royalties payable to TKT hereunder shall be paid without deductions of any withholding taxes, value-added taxes or other taxes, levies or charges applicable to such payments, other than (i) United States taxes payable by TKT and (ii) foreign taxes payable by TKT to the extent that such taxes are imposed by reason of TKT's having a permanent establishment in any country within the MMD Territory or otherwise being subject to taxation by such country (except foreign taxes imposed solely by reason of the license granted to MMD hereunder). MMD shall be credited for the net benefit realized by TKT for any foreign tax deductions or credits taken by TKT with respect to such amounts paid by MMD. In addition, any reorganization of TKT or an Affiliate of TKT with or into an entity organized outside the United States shall not result in any increased costs to MMD under this Agreement. Each party will assist the other party in claiming tax refunds, deductions or credits at the other party's request and will cooperate to

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minimize the withholding tax, if available, under various treaties applicable to any payment made hereunder.

         7.8. Interest on Late Payments. Any payments by either party that are not paid on or before the date such payments are due under this Agreement shall bear interest, to the extent permitted by law, at the London Interbank Offering Rate as set by Citibank, N.A. from time to time, plus 50 basis points, calculated on the number of days payment is delinquent.


                     ARTICLE 8. INTELLECTUAL PROPERTY RIGHTS

         8.1. Ownership.

                    8.1.1. Ownership of Discoveries and Improvements. All right, title and interest in all writings, inventions, discoveries, improvements and other technology, whether or not patentable or copyrightable, and any patent applications, patents or copyrights based thereon (collectively, the "Inventions") that are discovered, made or conceived during and as a result of the Research Phase or the Development Phase solely by employees of TKT or others acting on behalf of TKT ("TKT Inventions") shall be owned by TKT.
***********************************************
*************************************************************
************************************************************
**************************************************************
*****************************************************************
***************************************************************
***************************************************************
****************. All right, title and interest in all Inventions that are discovered, made or conceived during and as a result of the Research Phase or the Development Phase or thereafter solely by employees of MMD or others acting on behalf of MMD ("MMD Inventions") shall be owned by MMD. All right, title and interest in all Inventions that are discovered, made or conceived during and as a result of the Research Phase or the Development Phase or thereafter jointly by employees of TKT and MMD or others acting on their behalf (the "Joint Inventions") shall be jointly owned by MMD and TKT. Each party shall promptly disclose to the other party the making, conception or reduction to practice of Inventions by employees or others acting on behalf of such party. The parties acknowledge that the ownership rights set forth above are subject to the license grants set forth in Article 3.

                    8.1.2. Cooperation of Employees. Each party represents and agrees that its employees and consultants shall be obligated under a binding written agreement to assign to such party, or as such party shall direct, all Inventions made or conceived during and as a result of the Research Phase or the Development Phase by such employee or consultant. In the case of non-employees working for other companies or institutions on behalf of TKT or MMD, TKT or MMD, as applicable, shall use reasonable efforts to obtain the right to license all Inventions

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made by such non-employees on behalf of TKT or MMD, as applicable, in accordance with the policies of the company or institution employing such non-employee. TKT and MMD agree to undertake to enforce such agreements with employees or others or such rights pertaining to non-employees (including, where appropriate, by legal action) considering, among other things, the commercial value of such Inventions.

         8.2. Filing, Prosecution and Maintenance of TKT Patent Rights and TKT Technology.

                    8.2.1. Filing, Prosecution and Maintenance. TKT shall be responsible for the filing, prosecution (including oppositions) and maintenance of all patent applications and patents which make up the TKT Patent Rights and such other registrations related to the TKT Technology. For so long as any of the license grants set forth in Article 3 remain in effect, TKT agrees to file and prosecute patent applications and maintain the patents covering the TKT Patent Rights and, to the extent applicable, for the registration or other protection of the TKT Technology, in all countries in the MMD Territory in which MMD customarily files for products of similar interest. TKT shall consult with MMD and keep MMD fully informed of important issues relating to the preparation, filing, prosecution and maintenance of such patent applications and patents, including patent strategy with respect to both existing and future patent applications, patents and patent extensions, and shall furnish to MMD copies of documents relevant to such preparation, filing, prosecution or maintenance sufficiently prior to filing such document or making any payment due thereunder to allow for review and comment by MMD, and TKT shall seriously consider all such comments. TKT and MMD shall mutually determine procedures for carrying out the filing, prosecution (including oppositions) and maintenance, as applicable, of patent applications and patents for all Joint Inventions and ******************************** thereof, and both parties shall be kept fully informed of and consult and cooperate with respect to all actions taken with respect thereto; provided that, if either party elects to not ****************** of such activity with respect to a particular Joint Invention in a particular country, then the other party may, ******************* and discretion, undertake the filing, prosecution (including oppositions) and maintenance of such patent or patent application in such country, and the party not participating in such expenses shall assign its interest in such patent or patent application in such country to the other party, including the rights to receive and collect from third parties any royalties and damages from future or past infringement, but reserving a perpetual royalty-free non-exclusive license in such country (without the right to sublicense and subject to any limitations imposed by this Agreement, including Section 2.2 hereof) to use such Joint Invention to make, have made, use, distribute for sale and sell any products covered by such patent covering such Joint Invention. The non-participating party will cooperate with the other party, at the other party's expense, as

                                      -26-

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necessary to enable the other party to establish and protect its rights under this subsection 8.2.1.

         If TKT elects not to continue to seek or maintain patent protection on any patent or patent application which makes up the TKT Patent Rights or relates to the TKT Technology in any country in the MMD Territory, MMD shall have the right, at its option, but in the name of TKT ********************, to file, prosecute (including oppositions) and maintain such patent applications and patents as TKT shall have previously filed in at least one country, provided, however, that the rights of the parties with respect to any such TKT Patent Rights and TKT Technology shall in all other respects be as described in this Agreement. TKT will advise MMD of all decisions taken with respect to any such election in a timely manner in order to allow MMD to protect its rights under this subsection 8.2.1.

                    8.2.2. Patent Filing Costs. *** shall bear all costs associated with filing, prosecuting and maintaining patent applications and patents covering the TKT Patent Rights in all countries in the MMD Territory.

         8.3. Cooperation. Each party shall make available to the other party (or to the other party's authorized attorneys, agents or representatives), its employees, agents, subcontractors or consultants to the extent reasonably necessary or appropriate to enable the appropriate party to file, prosecute and maintain patent applications and resulting patents with respect to Inventions owned by a party and for periods of time reasonably sufficient for such party to obtain the assistance it needs from such personnel. Where appropriate, each party shall sign or cause to have signed all documents relating to said patent applications or patents at no charge to the other party. Notwithstanding the foregoing, MMD shall not be precluded from contesting the validity or enforceability of the TKT Patent Rights or TKT Technology.

         8.4. Notification of Patent Term Restoration. *** shall notify *** of
(i) the issuance of each patent included within the TKT Patent Rights, giving the date of issue and patent number for each such patent, and (ii) each notice pertaining to any patent included within the TKT Patent Rights which it receives as patent owner pursuant to the Drug Price Competition and Patent Term Restoration Act of 1984 (hereinafter called the "Act"), or other similar laws now or hereafter in effect, or pursuant to comparable laws or regulations in other countries in the MMD Territory. The parties shall cooperate with each other in applying for patent term extensions (including Supplementary Protection Certificates in European Community Countries) where applicable in any country of the MMD Territory. *** shall also notify *** of each application filed for patent term extension, any allegations of failure to show due diligence and all awards of patent term extensions with respect to the TKT Patent Rights. Such notices shall be given promptly, but in any event within ten (10) business days after receipt of each such notice pursuant to

                                      -27-

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the Act (or comparable laws or regulations in other countries in the MMD
Territory). *** shall notify *** of each filing for patent term restoration under the Act (or comparable laws or regulations in other countries in the MMD Territory), any allegations of failure to show due diligence and all awards of patent term restoration (extensions) with respect to the TKT Patent Rights.

         8.5. No Other Technology Rights. Except as otherwise expressly provided in this Agreement, under no circumstances shall a party hereto, as a result of this Agreement, obtain any ownership interest in or other right to any technology, know-how, patents, pending patent applications, products, or biological materials of the other party, including items owned, controlled or developed by the other party, or transferred by the other party to said party, at any time pursuant to this Agreement. It is understood and agreed that this Agreement does not grant MMD any license or other right in the TKT Patent Rights for uses other than the production, manufacture, use, distribution for sale and
sale of     *     covered by the TKT Patent Rights or which uses the TKT
Technology.

         8.6. Enforcement of TKT Patent Rights and TKT Technology; Defense of Infringement Actions. TKT and MMD shall each promptly, but in any event no later than ten (10) business days after receipt of notice of such action, notify the other in writing of any patent nullity actions, any declaratory judgment actions or any alleged or threatened infringement of patents or patent applications or misappropriation of intellectual property comprising the TKT Patent Rights or the TKT Technology or if either party, or any of their respective Affiliates, shall be individually named as a defendant in a legal proceeding by a Third Party alleging infringement of a patent or other intellectual property right as a result of the manufacture, production, use, distribution for sale or sale of
     * , or of any other information or notification regarding the TKT Patent Rights or TKT Technology.

                    8.6.1. MMD's First Right to Respond. MMD shall have the first right to respond to, defend or prosecute any actions, challenges, infringements, misappropriations or proceeding by a Third Party alleging infringement described in Section 8.6. In the event MMD elects to do so, TKT will cooperate with MMD and its legal counsel, join in such suits as may be brought by MMD, and be available at MMD's reasonable request to be an expert witness or otherwise to assist in such proceedings. MMD will cooperate with TKT and its legal counsel and keep TKT and its counsel reasonably informed at all times as to the status of MMD's response or defense.

                    8.6.2. No Adverse Settlement Without TKT Consent. MMD will not settle any suit involving the TKT Patent Rights or TKT Technology in a manner that would compromise any rights of TKT without obtaining the prior written consent of TKT.


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                     8.6.3. Sharing of Litigation and Settlement Expenses. In
the event that MMD elects to respond to, defend or prosecute any actions, challenges, infringements, misappropriations or proceeding by a Third Party alleging infringement described in Section 8.6, then: (i) legal fees and other costs and expenses associated with such response or defense, including those incurred by TKT at MMD's request, shall be shared *** by MMD and *** by TKT;
(ii) costs of acquiring Third Party patents or licenses and any settlement, court award, judgment or other damages will be shared *** by MMD and *** by TKT; and (iii) amounts recovered from Third Parties in connection with such response or defense shall first be applied, *** to MMD and *** to TKT, to reimburse MMD and TKT for their respective costs and expenses incurred pursuant to clause (i) above, and thereafter shall be divided *** to MMD and *** to TKT. MMD shall advance all costs required to be paid by TKT pursuant to clauses (i) and (ii) of this subsection 8.6.3. and shall recover such advanced costs through credits against up to *** of the royalties otherwise payable by MMD to TKT hereunder, until the amount so advanced by MMD is fully recovered. TKT shall have no obligation to repay to MMD any amounts previously paid by MMD to TKT hereunder to cover such costs; provided, that if this Agreement is terminated or the sale
of   *    covered by the TKT Patent Rights or which uses the TKT Technology is permanently enjoined in any country or countries in the MMD Territory accounting
for substantially all of the Net Sales of    *    covered by the TKT Patent
Rights or which uses the TKT Technology by MMD at a time when MMD has not recovered all of the costs advanced by MMD, then TKT shall pay to MMD************************** by MMD within a reasonable period of time.

                    8.6.4. TKT's Second Right to Respond. In the event that MMD elects not to respond to, defend or prosecute any actions, challenges, infringements, misappropriations or proceeding by a Third Party alleging infringement described in Section 8.6 within sixty (60) days of becoming aware of or being notified of such actions, challenges, infringements, misappropriations or proceedings, then TKT shall have the option to do so at TKT's sole cost, provided that in such case all amounts so recovered from any Third Party shall be retained by TKT and TKT shall have no further obligations to MMD with respect to the response or defense thereof.

                    8.6.5. TKT's Second Right to Defend Infringement Actions; Payment of Royalties by TKT. If MMD does not exercise its right to respond to or defend against a legal proceeding by a Third Party alleging infringement of a patent or other intellectual property right as a result of the manufacture,
production, use, distribution for sale or sale of     *     within sixty (60)
days of becoming aware of or being notified of such action, or if MMD initially exercises such right but subsequently abandons such response or defense, and in either event such decision by MMD can reasonably be expected to have a material
adverse impact on the sale of    *     in any country, then TKT shall have the
option to do so. If TKT elects to respond to or

                                      -29-

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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

defend against such action, then the costs of such response or defense, and any amounts recovered from Third Parties in connection with such response or defense, shall be dealt with as provided in subsection 8.6.3 except that the provisions in such subsection referring to MMD shall be deemed to refer to TKT and vice versa; provided, however, in no event shall MMD be required to pay to TKT any portion of such costs except through credits against royalties otherwise payable to MMD by TKT. If TKT elects to respond to or defend against such action, is successful in such response or defense, and has exercised its right under subsection 12.2.4 to terminate this Agreement with respect to the relevant
portion of the MMD Territory and market     *     in such relevant portion
directly or through sublicensees, then TKT shall pay royalties to MMD based on
cumulative Net Sales of     *     covered by the TKT Patent Rights or which
uses the TKT Technology sold by TKT or its Affiliates or by any sublicensee or distributor of TKT in the country in which TKT has assumed such right at the
rates set forth in Section 7.2 which would apply to sales of     *     by MMD
or its Affiliates. In such event, the provisions of Sections 7.2 through 7.8 shall apply to TKT with respect to the royalties payable by TKT hereunder and the obligations of MMD with respect to MMD Territory shall apply mutatis mutandis to TKT with respect to such countries.

         8.7. Costs of Acquiring Additional Technology other than Manufacturing Know-How. In the event that either the Research Committee or the Development Committee determines that it is necessary or desirable for MMD to acquire any Third Party patent or license in connection with the development or manufacture
of     *     covered by the TKT Patent Rights or which uses the TKT Technology in the MMD Territory, other than patents or licenses which are included in Manufacturing Know-How, then the costs of acquiring such Third Party patent or license shall be shared *** by MMD and *** by TKT. The cost sharing provisions described in this Section 8.7 shall only apply to Third Party patent or license acquisitions approved unanimously by the Research Committee or the Development Committee.

                           ARTICLE 9. CONFIDENTIALITY

         9.1. Nondisclosure Obligations.

                    9.1.1. General. Except as otherwise provided in this Article 9, during the term of this Agreement and for a period of ten (10) years thereafter, both parties shall maintain in confidence and use only for purposes specifically authorized under this Agreement (i) confidential information and data received from the other party resulting from or related to the development
of     *     and (ii) all information and data not described in clause (i)
above but supplied by the other party under this Agreement marked
"Confidential."

                    9.1.2. Limitations. For purposes of this Article 9, information and data described in subsection 9.1.1 shall be

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


           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

referred to as "Information." To the extent it is reasonably necessary or appropriate to fulfil its obligations or exercise its rights under this Agreement, a party may disclose Information it is otherwise obligated under this Section not to disclose to its Affiliates, sublicensees, consultants, outside contractors and clinical investigators, on a need-to-know basis on condition that such entities or persons agree to keep the Information confidential for the same time periods and to the same extent as such party is required to keep the Information confidential; and a party or its sublicensees may disclose such Information to government or other regulatory authorities to the extent that such disclosure is reasonably necessary to obtain patents or authorizations to
conduct clinical trials of, and to commercially market,     *     . The
obligation not to disclose Information shall not apply to any part of such Information that (i) is or becomes part of the public domain other than by unauthorized acts of the party obligated not to disclose such Information or its Affiliates or sublicensees; (ii) can be shown by written documents to have been disclosed to the receiving party or its Affiliates or sublicensees by a Third Party, provided such Information was not obtained by such Third Party directly or indirectly from the other party under this Agreement pursuant to a confidentiality agreement; (iii) prior to disclosure under this Agreement, was already in the possession of the receiving party or its Affiliates or sublicensees, provided such Information was not obtained directly or indirectly from the other party under this Agreement pursuant to a confidentiality agreement; (iv) can be shown by written documents to have been independently developed by the receiving party or its Affiliates without breach of any of the provisions of this Agreement; or (v) is disclosed by the receiving party pursuant to oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand issued by a court or governmental agency; provided that the receiving party notifies the other party immediately upon receipt thereof (and provided that the disclosing party furnishes only that portion of the Information which it is advised by counsel is legally required).

         9.2. Materials.

                    9.2.1. ******************************. ***********
*****************************************************************
*************************************************************
*****************************************************************
***************************************************************
*****************************************************************
************************************************************
**************************************************************
****************************************************************
*****************************************************************
*****************************************************************
*********************************************************
*******************************************.


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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                    9.2.2. Samples. Samples of compounds synthesized, purified or developed in the course of the Research and Development Program shall not be supplied or sent by either party to any Third Party, other than to regulatory agencies or for use in clinical trials, unless protected by an appropriate materials transfer agreement. Samples of compounds other than those described above provided by one party (the "supplying party") to the other party (the "receiving party") in the course of the Research Program shall not be supplied or sent by the receiving party to any Third Party, other than to regulatory agencies or for use in clinical trials, without the written consent of the supplying party.

         9.3. Terms of this Agreement. TKT and MMD each agree not to disclose any terms or conditions of this Agreement to any Third Party without the prior consent of the other party, except as required by applicable law. If TKT determines that it is required to file with the Securities and Exchange Commission or other governmental agency this Agreement as an exhibit to the registration statement relating to a public offering of its securities or otherwise, TKT shall request confidential treatment of such portions of this Agreement as it and MMD shall together determine. Notwithstanding the foregoing, within 15 days after the execution of this Agreement, MMD and TKT shall agree upon the substance of information that can be used as a routine reference in the usual course of business to describe the terms of this transaction, and MMD and TKT may disclose such information, as modified by mutual agreement from time to time, without the other party's consent; provided, however, that if either party determines that excessive use of such statement is made by the other party, then the party determined to be using such statement excessively shall, upon notice by the other party, cease making such statement.

         9.4. Publications.

                    9.4.1. Procedure. Each party recognizes the mutual interest in obtaining valid patent protection. Consequently, either party and its employees or consultants or any other Third Party wishing to make a publication (including any oral disclosure made without obligation of confidentiality) relating to work performed by such party as part of the Program (the "Publishing Party") shall transmit to the other party (the "Reviewing Party") a copy of the proposed written publication at least ******************** prior to submission for publication, or an abstract of such oral disclosure at least ***************** prior to submission of the abstract or the oral disclosure, whichever is earlier. The Reviewing Party shall have the right (a) to propose modifications to the publication for patent reasons, (b) to request a delay in publication or presentation in order to protect patentable information, or (c) to request that the information be maintained as a trade secret and, in such case, the Publishing Party shall not make such publication.


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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                    9.4.2. Delay. If the Reviewing Party requests a delay as described in subsection 9.4.1. (b) the Publishing Party shall delay submission or presentation of the publication for a period of **************** to enable patent applications protecting each party's rights in such information to be filed.

                    9.4.3. Resolution. Upon the receipt of written approval of the Reviewing Party, the Publishing Party may proceed with the written publication or the oral presentation.

         9.5. Injunctive Relief. The parties hereto understand and agree that remedies at law may be inadequate to protect against any breach of any of the provisions of this Article 9 by either party or their employees, agents, officers or directors or any other person acting in concert with it or on its behalf. Accordingly, each party shall be entitled to the granting of injunctive relief by a court of competent jurisdiction against any action that constitutes any such breach of this Article 9. It is understood that such injunctive relief is intended solely as provisional relief pending the dispute resolution procedures described in Section 13.6 hereof.


                   ARTICLE 10. REPRESENTATIONS AND WARRANTIES

         10.1. General.

                    10.1.1. Authorization. Each party represents and warrants to the other that it has the legal right and power to enter into this Agreement, to extend the rights and licenses granted to the other in this Agreement, and to fully perform its obligations hereunder, and that the performance of such obligations will not conflict with its charter documents or any agreements, contracts or other arrangements to which it is a party.

                    10.1.2. No Inconsistent TKT Arrangements. TKT represents and warrants that it has full power and authority to grant the license set forth in
Article 3 hereof and that there are no agreements, assignments, encumbrances or other arrangements inconsistent with this Agreement including, without limitation, any obligations to governmental agencies, private foundations or corporate entities resulting from acceptance of research grant monies, equity investments, corporate sponsorships or otherwise.

                    10.1.3. Exclusivity. TKT represents and warrants that MMD is the exclusive licensee of the TKT Technology owned by TKT and the TKT Patent
Rights with respect to the manufacture, use or sale of     *     in the MMD
Territory.

                    10.1.4. Licensed Technology. TKT represents and warrants that, as of the date hereof, the TKT Patent Rights and TKT Technology do not include any intellectual property licensed to TKT from a Third Party other than those included in a License

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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

Agreement **************************************************
**************************************************

         10.2.      Patent Validity.

                    10.2.1. Title. TKT represents and warrants that as of the Effective Date, it possesses the exclusive right, title and interest in and to the TKT Technology owned by TKT and the TKT Patent Rights and that it has the full legal right and power to: (i) enter into the obligations set forth in this Agreement; and (ii) grant the rights and licenses set forth in Article 3.

                    10.2.2. No Encumbrances. TKT represents and warrants, to the best of its actual knowledge and based upon the advice of its counsel, to the best of such counsel's actual knowledge without undertaking any independent investigation, (i) that there are no encumbrances, liens or other claims affecting the TKT Technology owned by TKT or the TKT Patent Rights and (ii) that such TKT Technology and TKT Patent Rights are valid, enforceable and free from infringement, and that there are no pending or threatened actions, suits or
proceedings relating thereto or to     *     .

                    10.2.3. Non-Infringement. TKT represents and warrants that, to the best of its actual knowledge and based upon the advice of its counsel, to the best of such counsel's actual knowledge without undertaking any independent investigation, there are no legal obstacles, including no patent rights or other proprietary rights of others, which will prevent it from carrying out its obligations under this Agreement or prevent MMD from carrying out its obligations under this Agreement or which will be infringed by the performance of either party's obligations under this Agreement.

         10.3. Financial Statements. TKT represents and warrants that Schedule
10.3 hereto sets forth TKT's most recent regularly prepared balance sheet, that such balance sheet is true and correct and fairly presents the financial condition of TKT as of its date, and that the total assets set forth thereon are less than $10,000,000.


                              ARTICLE 11. INDEMNITY

         11.1. MMD Indemnity Obligations. In the absence of TKT's negligence or a breach of representation, warranty, covenant or agreement by TKT, MMD agrees to defend, indemnify and hold TKT, its Affiliates and their respective employees and agents harmless from all claims, losses, damages or expenses arising as a result of (a) actual or asserted violations of any applicable law or regulation
by MMD or its Affiliates or sublicensees by virtue of which     *     covered
by the TKT Patent Rights or which uses the TKT Technology manufactured, distributed or sold shall be alleged or determined to be adulterated, misbranded, mislabeled or otherwise not in compliance with any

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

applicable law or regulation or (b) claims for bodily injury, death or property damage attributable to MMD's performance of its obligations under this Agreement
or the manufacture, distribution, sale or use of     *     covered by the TKT
Patent Rights or which uses the TKT Technology by MMD or its Affiliates or sublicensees.

         11.2. TKT Indemnity Obligations. In the absence of MMD's negligence or a breach of representation, warranty, covenant or agreement by MMD, TKT agrees to defend, indemnify and hold MMD, its Affiliates and sublicensees and their respective employees and agents harmless from all claims, losses, damages and expenses arising as a result of (a) actual or asserted violations of any applicable law or regulation by TKT or its Affiliates or licensees by virtue of
which     *     covered by the TKT Patent Rights or which uses the TKT
Technology manufactured, distributed or sold shall be alleged or determined to be adulterated, misbranded, mislabeled or otherwise not in compliance with any applicable law or regulation or (b) claims for bodily injury, death or property damage attributable to TKT's performance of its obligations under this Agreement.

         11.3. Procedure. A party or any of its Affiliates or their respective employees or agents (the "Indemnitee") that intends to claim indemnification under this Article 11 shall promptly notify the other party (the "Indemnitor") of any claim, loss, damage, or expenses in respect of which the Indemnitee intends to claim such indemnification reasonably promptly after the Indemnitee is aware thereof, and the Indemnitor shall assume the defense of any related third party action, suit or proceeding with counsel mutually satisfactory to the parties; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceedings. The indemnity agreement in this Article 11 shall not apply to amounts paid in settlement of any claim, loss, damage or expense if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure of an Indemnitee to deliver notice to the Indemnitor within a reasonable time after becoming aware of any such matter, if prejudicial to the Indemnitor's ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnitee under this
Article 11. The Indemnitor shall not have any liability to any Indemnitee otherwise than under this Article 11. The Indemnitee under this Article 11 and its employees and agents shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any matter covered by this indemnification. The Indemnitor shall additionally be liable to pay the reasonable legal costs and attorneys' fees incurred by the Indemnitee in establishing a successful claim for indemnity hereunder.

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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         11.4. Insurance. For the period starting with the First Commercial Sale
of     *     MMD and TKT shall each maintain product liability insurance with
respect to development, manufacture and sale of     *     covered by the TKT
Patent Rights or which uses the TKT Technology in reasonable amounts determined after consultation with each other, for the term of this Agreement (if such insurance is an occurrence-basis policy) or for an additional ********* after the expiration or termination of this Agreement (if such insurance is a claims-made basis policy).


                        ARTICLE 12. TERM AND TERMINATION

         12.1. Expiration. Unless terminated earlier pursuant to Section 12.2, this Agreement shall expire and the licenses granted by TKT to MMD hereunder shall become fully paid, with respect to each country in the MMD Territory, upon
the later of (i) ten years after the First Commercial Sale of     *
covered by the TKT Patent Rights or which uses the TKT Technology by MMD or its Affiliates or sublicensees in such country and (ii) the last to expire of any of the then existing patents included in the TKT Patent Rights in such country.

         12.2. Termination. This Agreement may be terminated in the following circumstances:

                    12.2.1. By either party by reason of a material breach not described in subsection 12.2.5 that the breaching party fails to remedy within 90 days after written notice thereof by the non-breaching party;

                    12.2.2. By MMD upon 180 days prior written notice with respect to all or a portion of the MMD Territory, if, in its reasonable judgment, MMD determines that toxicities or side effects directly attributable
to     *     covered by the TKT Patent Rights or which uses the TKT Technology
have rendered it such a safety risk to the patient population that     *
covered by the TKT Patent Rights or which uses the TKT Technology is commercially nonviable;

                    12.2.3. By MMD, upon 180 days prior written notice, with
respect to any portion of the MMD Territory if, after consultation with TKT, MMD
determines that     *     covered by the TKT Patent Rights or which uses the
TKT Technology is commercially nonviable;

                    12.2.4. By TKT, with respect to the country or relevant portion of the MMD Territory, in the event that TKT elects to respond to or defend against a legal proceeding by a Third Party alleging infringement of a patent or other intellectual property right as a result of the manufacture,
production, use, distribution for sale or sale of     *     in any country in
the MMD Territory pursuant to subsection 8.6.5 provided that the failure to so respond or defend against such

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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

action would have had a material adverse impact on MMD's ability to market
     * , either directly or indirectly through sublicensees, in such country or relevant portion of the MMD Territory;

                    12.2.5. By TKT, with respect to the relevant portion of the MMD Territory, in the event that either (i) MMD fails to use its best efforts to meet the milestones described in Appendix A applicable to such portion of the
MMD Territory or (ii) MMD fails to use its best efforts to commercialize    *
covered by the TKT Patent Rights or which uses the TKT Technology in such portion of the MMD Territory using commercially reasonable means consistent with those used for MMD products with similar commercial potential, and, in either or both events, MMD fails to remedy or take reasonable action to initiate a remedy of such default within 90 days after notice thereof by TKT; provided that termination by TKT pursuant to this subsection 12.2.5 shall be TKT's sole remedy
for any such failure by MMD to meet such milestones or commercialize     *
covered by the TKT Patent Rights or which uses the TKT Technology;

                    12.2.6. If a competing     *     product is introduced
into any country in the MMD Territory, and TKT does not have issued patents or pending claims under the patents included in the TKT Patent Rights which (if issued, in the case of pending claims) will enable a patent infringement action to be initiated, then MMD has the right to terminate as to any such country or the Territory Block in which it is included on 180 days notice; or

                    12.2.7. By either party upon bankruptcy, insolvency, dissolution or winding up of the other.

         12.3. Effect of Termination. Expiration or termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination. The provisions of Section 3.2 (with respect only to licenses granted prior to the time of expiration or termination and subject to the terms described below) and Article 7 (with respect only to milestone payments and royalties accrued at the time of expiration or termination but not yet paid), Article 8, Article 9 and Article 11 shall survive the expiration or termination of this Agreement. In the event of a termination of this Agreement pursuant to subsections 12.2.1 to 12.2.7, then all TKT Patent Rights licensed hereunder with respect to the portion of the MMD Territory terminated will be returned to TKT and, except in the event that this Agreement is terminated by TKT pursuant to subsection 12.2.1, copies of all regulatory filings and related supporting and other materials prepared in connection with such terminated portion of the MMD Territory shall also be delivered to and available for use by
TKT, and in any event MMD will immediately cease to sell     *     covered by
the TKT Patent Rights or which uses the TKT Technology in the relevant portion of the MMD Territory with respect to which this Agreement is terminated. In the event of termination of this Agreement in all countries

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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

within the MMD Territory, MMD will ******************************
***************************************************************
************************************************************
************************************************************
****************************************************************
************************. Except in the event that this Agreement is terminated by TKT pursuant to subsection 12.2.1, MMD shall, to the extent legally permissible, take all additional action reasonably necessary to assign all of its right, title and interest in and transfer possession and control to TKT of the regulatory filings prepared by MMD to the extent that such filings relate to
* covered by the TKT Patent Rights or which use the TKT Technology and any regulatory approvals received by MMD to the extent that such approvals relate to
* covered by the TKT Patent Rights or which use the TKT Technology; provided, however, that MMD may retain a joint ownership interest in such filings and approvals to the extent that such filings or approvals are necessary under this Agreement for portions of the MMD Territory with respect to which this Agreement has not been terminated or for the development or
commercialization by MMD of products other than     *     covered by the TKT
Patent Rights or which use the TKT Technology. In the event of a termination of this Agreement other than by TKT pursuant to subsections 12.2.1 or 12.2.5, TKT shall be obligated to pay to MMD compensation on such commercially reasonable terms as shall be determined by mutual agreement of TKT and MMD for the use of all licenses granted by MMD under Section 3.2.


                            ARTICLE 13. MISCELLANEOUS

         13.1. Force Majeure. Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party, including but not limited to fire, floods, embargoes, war, acts of war (whether war is declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any govern mental authority or the other party.

         13.2. Assignment. This Agreement may not be assigned or otherwise transferred by either party without the consent of the other party; provided, however, that either TKT or MMD may, without such consent, assign its rights and obligations under this Agreement (i) in connection with a corporate reorganization, to any Affiliate, all or substantially all of the equity interest of which is owned and controlled by such party or its direct or indirect parent corporation, or (ii) in connection with a merger, consolidation or sale of substantially all of such party's assets to an unrelated third party; provided, however, that such party's rights and obligations under this Agreement shall be assumed by its successor in interest in any such transaction and shall not be transferred separate from all or substantially all of its other business assets, including those business assets that are the subject of this Agreement. Any purported assignment in violation of the preceding sentence shall be void. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

         13.3. Severability. Each party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions which valid provisions in their economic effect are sufficiently similar to the invalid provisions that it can be reasonably assumed that the parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the parties would not have entered into this Agreement without the invalid provisions.

         13.4. Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by telephone, personal delivery or courier) or courier, postage prepaid (where applicable), addressed to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee.

         If to
         TKT:                               Transkaryotic Therapies, Inc.
                                            195 Albany Street
                                            Cambridge, Massachusetts 02139
                                            Attention: President
                                            Telephone: (617) 349-0200
                                            Telecopy: (617) 491-7903

         with a copy to:                    Palmer & Dodge
                                            One Beacon Street
                                            Boston, Massachusetts 02108
                                            Attention: Peter Wirth, Esq.
                                            Telephone: (617) 573-0100
                                            Telecopy: (617) 227-4420

         If to MMD:                         Marion Merrell Dow Inc.
                                            9300 Ward Parkway
                                            Kansas City, Missouri 64114-0480
                                            Attention: General Counsel
                                            Telephone: (816) 966-4000
                                            Telecopy: (816) 966-3805

         with copies to:                    Marion Merrell Dow Inc.
                                            2110 E. Galbraith Rd.
                                            Cincinnati, OH 45215
                                            Attention:  General Patent Counsel
                                            Telephone:  (513) 948-7960
                                            Telecopy:  (513) 948-7961

                                                     and

                                            Shook, Hardy & Bacon, P.C.
                                            One Kansas City Place
                                            1200 Main Street, Suite 3100
                                            Kansas City, Missouri 64105
                                            Attention: Randall B. Sunberg, Esq.
                                            Telephone: (816) 474-6550
                                            Telecopy: (816) 421-5547

         13.5. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of law provisions thereof.

         13.6. Dispute Resolution. Any disputes arising between the parties relating to, arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either party of its obligations hereunder, whether before or after termination of this Agreement, shall be promptly presented to the Chief Executive Officers of TKT and MMD for resolution and if the Chief Executive Officers or their designees cannot promptly resolve such disputes, then such dispute shall be finally resolved by binding arbitration, except that disputes arising within the Development Committee shall be ultimately resolved, without the use of arbitration, by the Chief Executive Officer of MMD. Whenever a party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other party. The party giving such notice shall refrain from instituting the arbitration proceedings for a period of sixty (60) days following such notice. Any arbitration hereunder shall be conducted under the commercial rules of the American Arbitration Association. Each such arbitration shall be conducted in the English language by a panel of three arbitrators appointed in accordance with such rules; provided, however, that both parties hereto shall be entitled to representation by counsel, to appear and present written and oral evidence and argument and to cross-examine witnesses presented by the other party. The arbitral panel (i) shall have the authority to grant specific performance, (ii) may allocate between the parties the costs of arbitration in such equitable manner as they may determine, but (iii) shall not render an arbitral award contrary to the provisions of this Agreement. The arbitral award shall be in writing and the arbitral panel shall provide written reasons for its award. The award of the arbitral panel shall be final and binding upon the parties hereto. Any such arbitration shall be held in Chicago, Illinois, or any other mutually agreed location. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. Notwithstanding the provisions of this Section 13.6, in the event of a material breach of this Agreement by TKT that TKT fails to remedy within 90 days after written notice thereof by MMD, MMD shall have the right to bring an action for specific performance by TKT or its Affiliates of TKT's obligations hereunder, to seek an injunction with respect to any action by TKT or its Affiliates inconsistent with any of TKT's obligations hereunder or to bring an action against TKT or its Affiliates at law or in equity in any court or other tribunal in which such action may properly be brought.

         13.7. Entire Agreement. This Agreement, together with the Class E Stock Purchase Agreement, contains the entire understanding of the parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both parties hereto.

         13.8. Headings. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

         13.9. Independent Contractors. It is expressly agreed that TKT and MMD shall be independent contractors and that the relationship between the two parties shall not constitute a partnership, joint venture or agency. Neither TKT nor MMD shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior consent of the other party to do so.

         13.10. Agreement Not to Solicit Employees. During the term of this Agreement and for a period of two (2) years following the termination of this Agreement, TKT and MMD agree not to seek to persuade or induce any employee of the other company to discontinue his or her employment with that company in order to become employed by or associated with any business, enterprise or effort that is associated with its own business.

         13.11. Exports. The parties acknowledge that the export of technical data, materials or products is subject to the exporting party receiving any necessary export licenses and that the parties cannot be responsible for any delays attributable to export controls which are beyond the reasonable control of either party. TKT and MMD agree not to export or re-export, directly or indirectly, any information, technical data, the direct product of such data, samples or equipment received or generated under this Agreement in violation of any governmental regulations which may be applicable, including, but not limited to, the Export Administration Act of 1979, as amended, its rules and regulations, including, but not limited to, Part 779 of the United States Export Control Regulations, published by the United States Department of Commerce, and other applicable export control laws. TKT and MMD agree to obtain similar covenants from their licensees, sublicensees and contractors with respect to the subject matter of this Section 13.11.

         13.12. Waiver. The waiver by either party hereto of any right hereunder or the failure to perform or of a breach by the other party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

         13.13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                            TRANSKARYOTIC THERAPIES, INC.


                                            By:/s/ Richard F. Selden
                                            ------------------------------------
                                            Title:       President and
                                                         Chief Executive Officer



                                            MARION MERRELL DOW INC.

                                            By: /s/ Terry J. Shelton
                                            ------------------------------------
                                            Title:V.P., Licensing and Business
                                                      Development

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                   APPENDIX A

                                   Milestones

*****                                           ******

                              *******************************
                              ***********************************
                              **********

***************************************************************

         ******                              *********
         ***************************         *********
         ********                            *********

************

         **********                          *********
         **************                      *********
         ************                        *********

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                  SCHEDULE 1.23

                                TKT PATENT RIGHTS

                                 **************

                                      *****


                                 ***************


**************************************************
***********************************
*********************************
***********                                 **********
***********************************
*******           *******
***************                         ************************************
                                        ************************************
                                        ************************************
                                        ******

*********************************************
************************************
**************                          *******
***********                             ***********
*****************
***************                         *****

***********************                 *********************************
                                        ****************************************
                                        *****************
*******************                     ***********
**************                          *********
***********                             *********
***********************************
***************                         ************************************
                                        ***************************************
                                        ***************************************
                                        **********

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                  Schedule 1.24

                    TKT TECHNOLOGY WITHOUT SUBLICENSE RIGHTS


***********************************************************
****************************************************************
************************************************************
***********

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                 Schedule 4.1.2

I.       ****************

         A.       **************************************************

                  1.    **************************************************
                        ***************
                  2.    ************************************************
                  3.    *****************************************

         B.       ****************************************************
                  ******************************************

         C.       ************************************

                  1.    ***************************************************
                        *********************************************
                  2.    *************************************************
                        ***********
                  3.    ******************************************
                        **********************************************
                        ****************

         D.       **************************

                  1.    *************************************
                  2.    **********************************************

         E.       ***************************************

                  1.    **********************************************
                        ************************************************
                        *********************************************
                  2.    ********************************************
                        ************************************************
                        ************************************************
                        *****************

         F.       **********************************

                  1.    ************************************************
                        ************************************************
                        *************************************************
                        *******************************************
                        **************************************************
                        ************
                  2.    ************************************************
                        ***********************************************
                        *********************************************
                        ******************
                  3.    **************************************************
                        *************************************************
                        *****

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


         G.       **************************

                  1.    ************************************************
                        **************************************************
                        ***************************

 II.     ***********************************************************
         ***********************************************************
         ************************************************************
         ******************************************************
         **************************************************
         *******************************************************
         ************************************************************
         **************************************************

         A.       ************
         B.       ************
         C.       ************
         D.       ************
         E.       ************
         F.       *************
         G.       *************

III.     **************************************

         A.       *****************

                  1.    *****************************************
                  2.    ***************************
                  3.    ******************

         B.       ******************

                  1.    *******************
                  2.    *****************************************

         C.       *******************

                  1.    ***************************
                  2.    ********************************
                  3.    ******************

         D.       *******************

                  1.    ***************************
                  2.    ************************************************

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                  Schedule 7.1


                                     *******
                                     *******
                                     ******
                                     *******
                                      *****
                                   ***********
                                      *****
                                   ***********
                                 **************